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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19,2001
                                                          ---------------




                                 PAWNMART, INC.
             (Exact name of Registrant as specified in its charter)




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
       DELAWARE                      333-70635                       75-2520896
(State of incorporation)     (Commission file number)    (I.R.S. employer identification number)



     6300 RIDGLEA PLACE, SUITE 724
          FORT WORTH, TEXAS                                         76116
(Address of principal executive offices)                          (Zip code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 569-9305

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ITEM 5.  OTHER EVENTS.

         On January 19, 2001, PawnMart, Inc. (the "Company") announced in a press release (the "Press Release") that Mr. Michael Musgrove, formerly Vice President of Finance, has been appointed President replacing Michael Record. John R. Boudreau and Robert W. Schleizer have been elected to the Board of Directors.

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         James Berk, Robert Bourland, Jr., and Monty Standifer have resigned from the Board of Directors. Their respective resignation letters are attached hereto as an exhibit to this Report and are incorporated herein by reference.

ITEM 7.  EXHIBITS

         See index to exhibits.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAWNMART, INC.



Dated: February 9, 2001                   By: /s/ CARSON THOMPSON
                                             ----------------------------------
                                                Name:  Carson Thompson
                                                Title:  Chief Executive Officer


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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER        DESCRIPTION
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
 17.1         Resignation of Monty Standifer.

 17.2         Resignation of Robert Bourland.

 17.3         Resignation of James Berk.

 99.1         Press Release dated January 19, 2001.
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